Exhibit 10.5

Restoration Hardware, Inc.
15 Koch Road, Suite J
Corte Madera, CA  94925

Dated as of August 17, 2004

To:                              Those investors listed on the signature pages of this Letter Agreement (the “Agreement”)

Re:                               Amendment of Certain Rights under Amended and Restated Series A and B Preferred Stock Purchase Agreement

Ladies and Gentlemen:

The investors executing the signature pages hereto (the “Executing Investors”) hold certain rights under that certain Amended and Restated Series A and B Preferred Stock Purchase Agreement, dated as of March 21, 2001 (the “Series A Purchase Agreement”), by and among Restoration Hardware, Inc., a Delaware corporation (the “Company”), and the investors (the “Investors”) listed on Schedule A thereto.  The Company understand that each of the Executing Investors recognizes that it is in the best interests of both the Company and the Investors under the Series A Purchase Agreement to amend certain rights that the Investors hold pursuant to the Series A Purchase Agreement.

In accordance with, and pursuant to, the terms of Section 13.6 of the Series A Purchase Agreement, any terms and conditions of the Series A Purchase Agreement may be amended with the written consent of the Company and the holders of two-thirds of the outstanding Series A preferred stock of the Company.

NOW, THEREFORE, the parties agree as follows:

1.                                       Amendment of Series A Purchase Agreement.  The Series A Purchase Agreement is hereby amended by deleting each of Section 6.8, Section 10 and Section 11 of the Series A Purchase Agreement in its entirety, which such sections shall be of no further force or effect, and inserting the following in lieu thereof:  “[Reserved.]”

2.                                       Effect of Amendment.  In accordance with, and pursuant to, Section 13.6 of the Series A Purchase Agreement, provided that, and upon the date that, the Company and the holders who hold at least two-thirds of the outstanding Series A preferred stock of the Company have executed this Agreement, this Agreement shall become effective and all Investors and other parties to the Series A Purchase Agreement, whether or not they have executed this Agreement, shall be deemed to have executed this Agreement and to have become subject to the terms and conditions of this Agreement.

3.                                       Miscellaneous.

(a)                                  This Agreement is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties.

(b)                                 The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company and the other parties hereto or made a party hereof.

(c)                                  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given as follows:  (i) when hand delivered to the other party; (ii) when received when sent by facsimile at the address and number set forth below; (iii) when received after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (iv) when received after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

To the Company:

Restoration Hardware, Inc.

15 Koch Road, Suite J

Corte Madera, CA  94925
Attn:  Patricia A. McKay
Fax Number:  (415) 945-4679

With a copy to:

Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attn:  Gavin B. Grover, Esq.
Fax Number:  415-268-7522

To the Executing Investors:

Palladin Capital Group, Inc.
Palladin Capital Partners, LP
MS2 Partners, LLC

Mark J. Schwartz
1 Rockefeller Plaza, 10th Floor

New York, NY  10020
Attn:  Mark J. Schwartz
Fax Number:  (212) 218-6802

With a copy to:

Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071
Attn:  Kenneth M. Doran, Esq.
Fax Number:  (213) 229-6537

Reservoir Capital Partners, L.P.
Reservoir Capital Master Fund, L.P.
c/o Reservoir Capital Group, Inc.
650 Madison Avenue, 26th Floor

New York, NY  10022
Attn:  Celia A. Felsher and Daniel H. Stern
Fax Number:  (212) 610-9020

With a copy to:

Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, NY 10005
Attn:  Mark L. Weissler, Esq.
Fax Number:  (212) 530-5219

Glenhill Capital LP
Glenhill Capital Overseas Partners Ltd.
Glenn J. Krevlin
c/o GJK Capital Management, LLC
650 Madison Avenue, 26th Floor
New York, NY  10022
Fax Number:  (212) 610-9051

Gary G. Friedman
Kendal Agins Friedman
118 Paradise Drive
Tiburon, CA  94920
Fax Number:  (415) 789-5361

Isaac M. Silvera

c/o Palladin Capital Group, Inc.

1 Rockefeller Plaza, 10th Floor

New York, NY  10020
Attn:  Mark J. Schwartz
Fax Number:  (212) 218-6802

Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication.  A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 3(c), by giving the other parties written notice of the new address in the manner set forth above.

(e)                                  This Agreement may be amended only with the written consent of the Company and the holders of two-thirds of the then outstanding Series A preferred stock of the Company.

(f)                                    If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

(g)                                 This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(h)                                 Each of the parties hereto agrees (i) to execute and deliver to each other such other documents and (ii) to do such other acts, all as the other parties hereto may reasonably request for the purpose of carrying out this Agreement.

(i)                                     The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

[Remainder of page left blank.]

If the foregoing is acceptable, please acknowledge your acceptance by countersigning below.

RESTORATION HARDWARE, INC., a Delaware corporation

By:	/s/ Patricia McKay
Name:	Patricia McKay
Title:	EVP, CFO

AGREED AND ACCEPTED:

PALLADIN CAPITAL GROUP, INC.

By:	/s/ Mark J. Schwartz
Name: Mark J. Schwartz
Title: President and Chief Executive Officer

PALLADIN CAPITAL PARTNERS, LP

By: Palladin Investments, LLC, its General Partner

By:	/s/ Mark J. Schwartz
Name: Mark J. Schwartz
Title: Managing Member

MS2 PARTNERS, LLC

By:	/s/ Mark J. Schwartz
Name: Mark J. Schwartz
Title: Managing Member

MARK J. SCHWARTZ

/s/ Mark J. Schwartz
Name: Mark J. Schwartz

RESERVOIR CAPITAL PARTNERS, L.P.

By: Reservoir Capital Group, L.L.C., its General Partner

By:	/s/ Daniel H. Stern
Name: Daniel H. Stern
Title: Chairman

RESERVOIR CAPITAL MASTER FUND, L.P.

By: Reservoir Capital Group, L.L.C., its General Partner

By:	/s/ Daniel H. Stern
Name: Daniel H. Stern
Title: Chairman

GLENHILL CAPITAL LP

By:	GJK Capital Management, LLC, its General Partner

By:	Krevlin Advisors, LLC, its Managing Member

	By:	/s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title: Managing Member

GLENHILL CAPITAL OVERSEAS PARTNERS LTD.

By:	/s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title: Director

GLENN J. KREVLIN

/s/ Glenn J. Krevlin
Name: Glenn J. Krevlin

GARY G. FRIEDMAN

/s/ Gary G. Friedman
Name: Gary G. Friedman

KENDAL AGINS FRIEDMAN

/s/ Kendal Agins Friedman
Name: Kendal Agins Friedman

ISAAC M. SILVERA

/s/ Isaac M. Silvera
Name: Isaac M. Silvera